PROSPECTUS SUPPLEMENT NO. 2
(to Prospectus dated October 16, 2019)

Prospectus Supplement No. 2 Dated December 10, 2019
to the currently effective Prospectus and Statement of Additional Information (“SAI”), as supplemented from time to time, for Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”)

This supplement provides updated information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective immediately, Jeffrey S. Carefoot no longer serves as a portfolio manager for the Fund. Accordingly, any and all references to Jeffrey S. Carefoot are hereby deleted. B. Scott Minerd, Anne B. Walsh, Allen Li, Steve Brown and Adam Bloch remain portfolio managers for the Fund.

Please Retain This Supplement for Future Reference